----------------                                        ----------------
 NUMBER                                                     SHARES
 RN
----------------                                        ----------------

                     [LOGO OF RUDOLPH TECHNOLOGIES, INC.]

INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR
OF THE STATE OF DELAWARE                             CERTAIN DEFINITIONS AND A
                                                     STATEMENT AS TO THE RIGHTS,
                                                     PREFERENCES, PRIVILEGES AND
                                                     RESTRICTIONS ON SHARES

                                                         CUSIP 781270 10 3


THIS CERTIFIES THAT



IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF


                           RUDOLPH TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               [CORPORATE SEAL DATED JUNE 14, 1996 APPEARS HERE]


     /s/ Steven R. Roth                           Paul F. McLaughlin
CHIEF FINANCIAL OFFICER AND SECRETARY             PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER


                                                 COUNTERSIGNED AND REGISTERED:


                                                     AMERICAN STOCK TRANSFER &
                                                                 TRUST COMPANY
                                                                (NEW YORK, N.Y.)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                                           BY

                                                         AUTHORIZED SIGNATURE

                          RUDOLPH TECHNOLOGIES, INC.

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                          (Cust)
                                                                          __________ under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------

-----------------

____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

---------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-15).